UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

1735 Market Street, Suite LL, Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At meetings held on October 31, 2007 and November 1, 2007, the Compensation Committee, the Governance Committee and the Board of Directors of Sunoco, Inc. (the “Company”), as appropriate, approved amendments to certain of the Company’s compensation and benefit plans in which named executive officers and/or directors participate, in order to: (1) implement changes required by the final regulations under Section 409A of the Internal Revenue Code issued in April 2007; (2) modify certain existing change in control provisions; (3) eliminate certain subsidized medical benefits provided in the involuntary severance plans; and (4) address certain housekeeping items, e.g., to eliminate outdated provisions where necessary. These amendments are effective November 1, 2007. In the following descriptions of these amendments, initially capitalized terms have the meanings assigned to such terms in the respective plans.

The amendments approved by the Compensation Committee on October 31, 2007 do the following:

(i)	Executive Incentive Plan

•	Imposes a time limit (ten years following death of participant) on reimbursements of attorneys fees and related expenses for benefit payments that are contested following a Change in Control;

•	Changes the timing of payment of Incentive Awards upon the occurrence of a Change in Control; and

•	Amends the formula for calculating pro-rated awards.

(ii)	Deferred Compensation Plan (for executives)

•	Imposes a time limit (ten years following death of participant) on reimbursements of attorneys fees and related expenses for benefit payments that are contested following a Change in Control.

(iii)	Long-Term Performance Enhancement Plan

•	Adds new definitions for “Corporate Transaction,” “Disaffiliation,” “Share Change,” and “Subsidiary”;

•

Shortens the exercise period for Limited Rights (a form of stock appreciation right awarded in tandem with stock options, but exercisable only upon the occurrence of a Change in Control of the Company) to end no later than 2-1/2 months after the year in which a Change in Control occurs;

•

Increases the period for exercising vested stock options for participants terminated in connection with a Change in Control, and amends provisions regarding forfeiture of unvested stock options in the case of participants terminated for other reasons;

•	Reduces the period for determining the market price of stock in connection with an exercise of Limited Rights; and

•

Revises provisions relating to anti-dilution adjustments to outstanding awards, in the event of certain re-capitalization (e.g., stock split) and/or other extraordinary corporate events (e.g., merger).

(iv)	Long-Term Performance Enhancement Plan II

•	Adds new definitions for “Corporate Transaction,” “Disaffiliation,” and Share Change,”;

•

Shortens the exercise period for Limited Rights (a form of stock appreciation right awarded in tandem with stock options, but exercisable only upon the occurrence of a Change in Control of the Company) to end no later than 2-1/2 months after the year in which a Change in Control occurs;

•

Increases the period for exercising vested stock options for participants terminated in connection with a Change in Control, and amends provisions regarding forfeiture of unvested stock options in the case of participants terminated for other reasons;

•	Reduces the period for determining the market price of stock in connection with an exercise of Limited Rights;

•	Eliminates vesting of retention-based common stock units upon retirement;

•	Provides for payment of retention-based common stock units upon permanent disability, rather than upon termination following permanent disability; and

•

Revises provisions relating to anti-dilution adjustments to outstanding awards, in the event of certain re-capitalization (e.g., stock split) and/or other extraordinary corporate events (e.g., merger).

(v)	Executive Involuntary Severance Plan

•	Modifies the plan definition of “Employment Termination Date” to comply with the IRC 409A definition of “separation from service”;

•	Specifies that outplacement services provided under the plan will be “reasonable”, and will be provided to the end of the second calendar year following separation from service;

•	Provides for a six-month delay of payments of amounts that are deferred compensation for purposes of IRC 409A that are made to specified employees; and

•

Limits certain subsidized medical benefits to participants 50 years of age, or older, on January 1, 2008 with ten years of service, and provides other participants who are age 50 or older on termination with access to unsubsidized medical benefits until Medicare-eligible.

The amendments approved by the Governance Committee on October 31, 2007 do the following:

(i)	Directors’ Deferred Compensation Plan I

•	Imposes a time limit (ten years following death of participant) on reimbursements of attorneys fees and related expenses for benefit payments that are contested following a Change in Control.

(ii)	Directors’ Deferred Compensation Plan II

•	Imposes a time limit (ten years following death of participant) on reimbursements of attorneys fees and related expenses for benefit payments that are contested following a Change in Control.

The amendments approved by the Board of Directors on November 1, 2007 do the following:

(i)	Special Executive Severance Plan

•	Changes the definition of “Annual Compensation” to include the greater of guideline bonus or the average bonus awarded the prior three years;

•	Revises the definition of “Employment Termination Date” to comply with the IRC 409A definition of “separation of service”;

•

Limits certain subsidized medical benefits to participants 50 years of age, or older, on January 1, 2008 with ten years of service, and provides other participants who are age 50 or older on termination with access to unsubsidized medical benefits until Medicare-eligible;

•	Modifies the parachute payment provisions to add a 280G cap;

•	Amends provisions regarding employment termination;

•	Specifies that outplacement services provided under the plan will be “reasonable”, and will be provided to the end of the second calendar year following separation from service;

•	Imposes a time limit (ten years following death of participant) on reimbursements of attorneys fees and related expenses for benefit payments that are contested following a Change in Control; and

•	Provides for a six-month delay of payments of amounts that are deferred compensation for purposes of IRC 409A that are made to specified employees.

(ii)	Special Employee Severance Plan

•	Amends provisions regarding employment termination;

•	Specifies that outplacement services provided under the plan will be “reasonable”, and will be provided to the end of the second calendar year following separation from service;

•	Imposes a time limit (ten years following death of participant) on reimbursements of attorneys fees and related expenses for benefit payments that are contested following a Change in Control;

•

Limits certain subsidized medical benefits to participants 50 years of age, or older, on January 1, 2008 with ten years of service, and provides other participants who are age 50 or older on termination with access to unsubsidized medical benefits until Medicare-eligible; and

•	Provides for a six-month delay of payments of amounts that are deferred compensation for purposes of IRC 409A that are made to specified employees.

(iii)	Executive Retirement Plan

•	Adds the definition of “Specified Employee”;

•	Modifies the definition of “Termination Date” to comply with the IRC 409A definition of “separation of service”; and

•	Imposes a time limit (ten years following death of participant) on reimbursements of attorneys fees and related expenses for benefit payments that are contested following a Change in Control.

(iv)	Pension Restoration Plan

•	Modifies the definition of “Termination Date” to comply with the IRC 409A definition of “separation of service.”

(v)	Savings Restoration Plan

•	Adds definition of “Separation of Service “ to comply with the IRC 409A; and

•	Provides for evergreen deferral elections, with limited ability to change deferral elections during the year.

(vi)	Deferred Compensation and Benefits Trust

•	Permits addition of new plans, to be covered by the trust, up until the occurrence of a Change in Control; and

•	Addresses various housekeeping matters (e.g., reflect the appropriate section references).

(vii)	Directors’ Deferred Compensation and Benefits Trust

•	Addresses various housekeeping matters (e.g., reflect the appropriate section references).

(viii)	Indemnification Agreements

•	Imposes a time limit (ten years following death of participant) on reimbursements of attorneys fees and related expenses for benefit payments that are contested following a Change in Control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO, INC. (Registrant)

Date: November 6, 2007	By:	/s/ Joseph P. Krott
Joseph P. Krott
Comptroller